[letterhead of K&L Gates]
April 15, 2011
VIA EDGAR
U.S. Securities and Exchange Commission
100 F Street, N.E.
Washington, D.C. 20549

Re:	Grail Advisors ETF Trust 1933 Act File No. 333-148082 1940 Act File No. 811-22154 Preliminary Proxy Statement
Dear Sir or Madam:
     On behalf of the Grail Advisors ETF Trust (the “Trust”), and its series (the “ETFs”), transmitted herewith for filing pursuant to Rule 14a-6(a) under the Securities Exchange Act of 1934 is a preliminary proxy statement (the “Proxy Statement”) to be used in connection with the Special Meeting of Shareholders of the ETFs to be held on May 20, 2011 (the “Meeting”). The Proxy Statement consists of a Letter to Shareholders, responses to “Frequently Asked Questions,” a Notice of Special Meeting of Shareholders, the Joint Proxy Statement and forms of proxy. We understand no filing fee is applicable and, accordingly, no fee is included herein.
     The Meeting will be held for shareholders of the ETFs to consider a new Investment Management Services Agreement with a new investment manager, Columbia Management Investment Advisers, LLC, to elect Trustee Nominees to the Board of the Trust, to consider a “manager of managers” structure (for certain ETFs only), to consider a Rule 12b-1 Distribution and Service Plan (for certain ETFs only) and to consider a change to the ETFs’ fundamental investment limitation on concentration. The proposals are described in the Joint Proxy Statement. Definitive proxy materials are expected to be mailed to shareholders by the end of April.
     We would appreciate comments as soon as possible. If you have any questions or comments regarding the foregoing, please contact me at (415) 249-1053.
Sincerely,

/s/ Kurt Decko Kurt Decko
Enclosures